UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FEI COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 22, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

The Notice of the Annual Meeting, Proxy Statement, 10K and Annual Report to Shareholders are available at: http://investor.fei.com/annual_proxy.cfm.

To view this material, have the 12-digit Control # (located on the following page) available.

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. Please make the request for a copy as instructed below on or before April 28, 2008 to facilitate timely delivery.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639 (U.S. only)	**Email: sendmaterial@proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents for future mailings, please make that request by any of the means set forth above.

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control # (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

FEI COMPANY
5350 NE DAWSON CREEK DRIVE
HILLSBORO, OR 97124

FEI COMPANY

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Notice

Meeting Date, Time, and Location

The Annual Meeting for holders as of March 17, 2008 is to be held on May 22, 2008 at 9:00 A.M., Pacific Time at:

FEI Company
5350 NE Dawson Creek Drive
Hillsboro, OR 97124-5793

Address: 5350 NE Dawson Creek Drive, Hillsboro, Oregon

Take Helvetia Rd./Shute Rd. Exit #61 from US-26, west of

Portland, Oregon.

Go south on NW Shute Rd.

In 0.2 miles, Shute Rd. becomes NE Brookwood Parkway.

Turn left onto NE Dawson Creek Drive.

FEI Company is the first driveway on the right.

FOR ADDITIONAL DIRECTIONS CALL (503) 726-7500

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Voting items

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW.

1.                Election of Directors

01 Michael J. Attardo, 02 Lawrence A. Bock, 03 Wilfred J. Corrigan, 04 Don R. Kania, 05 Thomas F. Kelly, 06 William W. Lattin, 07 Jan C. Lobbezoo, 08 Gerhard H. Parker, 09 James T. Richardson, 10 Donald R. VanLuvanee

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 2.

2.                    To consider and vote on a proposal to amend the 1995 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 3.

3.                  To consider and vote on a proposal to amend the FEI Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 4.

4.                  To consider approving the Audit Committee’s expected appointment of Deloitte & Touche LLP as FEI’s independent registered public accounting firm for the year ending December 31, 2008.

5.                  To transact such other business as may properly come before the meeting or at any and all postponements or adjournments of the meeting.

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